UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.  Other Events.

7.25% Senior Notes due 2018

On May 27, 2008, Chesapeake Energy Corporation (the "Company") completed a public offering of $800 million principal amount of the Company’s 7.25% Senior Notes due 2018 (the "Senior Notes").

The Senior Notes offering was made pursuant to a registration statement on Form S-3 (No. 333-151010) of the Company and its guarantor subsidiaries. The registration statement was automatically effective upon filing on May 19, 2008. A definitive prospectus supplement dated May 20, 2008 to the base prospectus dated May 19, 2008 forming a part of the registration statement was filed on May 22, 2008 with the Securities and Exchange Commission (the "SEC") under Rule 424(b)(2) of the Securities Act of 1933, as amended. An opinion of counsel related to such registration statement and the Senior Notes offering is filed as exhibit 5.1 to this Current Report on Form 8-K.

The Senior Notes were issued on May 27, 2008 under an Indenture dated as of May 27, 2008 among the Company, certain of the Company's subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as trustee.  The Indenture is filed herewith as Exhibit 4.1.

2.25% Contingent Convertible Senior Notes due 2038

On May 27, 2008, the Company also completed a public offering of $1.38 billion principal amount of the Company’s 2.25% Contingent Convertible Senior Notes due 2038 (the "Convertible Notes").

The Convertible Notes offering was made pursuant to a registration statement on Form S-3 (No. 333-151011) of the Company and its guarantor subsidiaries. The registration statement was automatically effective upon filing on May 19, 2008. A definitive prospectus supplement dated May 20, 2008 to the base prospectus dated May 19, 2008 forming a part of the registration statement was filed on May 22, 2008, with the SEC under Rule 424(b)(2) of the Securities Act of 1933, as amended. Opinions of counsel related to such registration statement and the Convertible Notes offering are filed as exhibits 5.2 and 5.3 to this Current Report on Form 8-K.

The Convertible Notes were issued on May 27, 2008 under an Indenture dated as of May 27, 2008 among the Company, certain of the Company's subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as trustee.  The Indenture is filed herewith as Exhibit 4.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description
4.1	Indenture dated as of May 27, 2008 among Chesapeake Energy Corporation, as issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to the 7.25% Senior Notes due 2018

4.2	Indenture dated as of May 27, 2008 among Chesapeake Energy Corporation, as issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to the 2.25% Contingent Convertible Senior Notes due 2038

5.1	Opinion Letter of Bracewell & Giuliani LLP

5.2	Opinion Letter of Bracewell & Giuliani LLP

5.3	Opinion Letter of Commercial Law Group, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                      May 29, 2008

EXHIBIT INDEX

Exhibit No.	Document Description
4.1	Indenture dated as of May 27, 2008 among Chesapeake Energy Corporation, as issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to the 7.25% Senior Notes due 2018

4.2	Indenture dated as of May 27, 2008 among Chesapeake Energy Corporation, as issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Trust Company, N.A., as Trustee, with respect to the 2.25% Contingent Convertible Senior Notes due 2038

5.1	Opinion Letter of Bracewell & Giuliani LLP

5.2	Opinion Letter of Bracewell & Giuliani LLP

5.3	Opinion Letter of Commercial Law Group, P.C.